[LOGO]
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                                  HANSBERGER
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                                 INSTITUTIONAL
                                    SERIES
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ANNUAL REPORT

December 31, 2002

International Value Fund

Emerging Markets Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund

February 14, 2003

Dear Fellow Shareholder:

   2002 was a story of four distinct seasons for global stock markets: the ecstasy of spring, the meltdown of the summer, the fear in fall, and guarded nervousness in winter. Picking up the pieces of a "post-9/11" world, global stock markets staged a good upturn until May 2002. The aggressive interest rate cuts by the U.S. Federal Reserve Board and good economic numbers led by continued U.S. consumption, appeared to help assure investors that a "double-dip" was not on the horizon. However, this assurance proved to be short-lived.

   Contributing factors which led to the summer decline were deteriorating unemployment numbers in the U.S., continued sluggishness in Germany (the single largest economy within the Euro zone) and more inertia in Japan. Value stocks were the "last shoe to drop" as investors withdrew from equities - irrespective of traditional valuation metrics. The dividend yield on many stocks held in our shareholder portfolios, as of the date of this letter, exceeds the yield on long-maturity government bonds. Notwithstanding this particular fact, it appears that many investors prefer to be invested in bonds and cash.

   Investor confidence was shaken from the spill-over effects of corporate scandals (e.g., Enron and WorldCom), the addition of European companies like Vivendi into the accounting dragnet, and continued uncertainty on the geo-political front, amid concerns about rapidly rising oil prices. While equity markets have rebounded from October lows, the MSCI All Country World Index Free Ex U.S. ended down 14.7% for the year. Investors remain wary about the near future. Published year-end headline statistical reports indicating this is the first time in 61 years that the equity markets have seen three consecutive years of negative returns are certainly not helping the investment rationale for equities as an asset class.

   U.S. consumers, who account for 22% of global GDP, continue to play their part and were the sole engine of growth on which equity markets could rely in 2002. In a classical economic cycle, higher consumption leads to inventory build-up and ultimately to increased investment. This could occur in 2003. On the contrary, higher consumption in the U.S. equates to higher imports resulting in a current account deficit - which currently stands at a disconcerting 5% of U.S. GDP. The U.S. dollar lost approximately 9.6% on a trade weighted basis in 2002 as capital flows into the U.S. (resulting principally from the purchases of U.S. businesses by European and Japanese companies) faltered. With the global economy expected to show moderate growth and capacity utilization at the 75% levels, European companies will likely be reticent to buy assets of U.S. enterprises. Thus, in our view, the U.S. dollar is unlikely to regain all of its lost ground.

   The Euro zone economies must contend with slowing domestic growth and the events across the Atlantic. However, with stocks in Europe trading at an 18% discount to their American counterparts and with currently sufficient room for the European Central Bank to further reduce interest rates, European equities may have another good year relative to U.S. equities. Japan has been short on action and lengthy on words and there is little to suggest that 2003 will be different. The emerging economies of the world, particularly in Asia and Eastern Europe, continue to make good strides in repairing their balance sheets, building foreign exchange reserves, and aiding domestic consumption - all of which, in our belief, lead to a recipe for good stock market performance.

   The current distrust of equities as an asset class and disdain for research reports written by sell-side analysts gives HGI what we believe to be a clear advantage; namely, we generate our own research reports and the ideas presented are discussed by a peer group before they are added into our databases for possible addition to our shareholder accounts. Consistent contact and meetings with the companies we follow continues as a vital leg of our overall research effort. While the distrust for equities may be an understandable reaction to the excesses of the telecom, media and technology (TMT) era, and although we cannot time when markets will turn, we continually seek to position our shareholder portfolios in a geographically diversified basket of value stocks spanning the ten sectors designated in the MSCI Indices.

   Our investment style continues to focus on identifying value at the company and sector level and investing in those companies that we believe based upon our analysis have sensible, sustainable, long-term businesses whose securities are currently incorrectly priced by the financial markets. A disciplined research and investment process continues to lead us to evaluate opportunities that may lie a year or two in the future, rather than focus on the immediate and the popular desire to react to every sliver of information.

   While uncertainty over the near term outlook for global growth and the future of the consumption-led growth in the U.S. persists, we believe that corporate cost-cutting measures and lower finance charges will lead to higher profits. We expect our shareholders to be rewarded by participating in sectors and companies positioned to benefit from moderate economic growth.

   For our international accounts, we have a significant exposure (approximately 35%) to companies in the industrial, material, and consumer discretionary sectors; however we also retain a substantial holding to the more "defensive" sectors such as consumer staples, utilities, health care, and financials. In telecommunications we have a higher exposure to the fixed-line side of the business yet we also own a few technology names primarily in Japan and the emerging markets. Our additional weighting in emerging markets, the best performing region this past year, reflects our enthusiasm for companies that we believe are well-managed and inexpensive and that happen to be headquartered in those emerging countries.

   We thank you for the confidence that you have placed in us and look forward to meeting with you at your convenience to discuss the performance of your portfolio.

                                          For the Hansberger Institutional
                                            Series,

                                          Thomas L. Hansberger, CFA
                                          Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                                          Ajit Dayal
                                          Deputy Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the year ended December 31, 2002

   Equity markets were again volatile in 2002. In general, their performance started strong at the beginning of the year, eroded in the summer and then cautiously retraced some ground in the last quarter. The rebound in the fall, however, was not sufficient to offset the summer drop; most major equity markets yielded negative returns for 2002.

   The U.S. equity market itself had another disappointing year. Investor confidence was initially buoyed by the anticipation that interest rate cuts would stimulate consumer and corporate demand and reduce the interest rate burden on many companies' balance sheets. Investors retreated, however, on the lack of robust economic data and the uncovering of apparent malfeasance by key managers in several prominent U.S. corporations and influential stock analysts in a few major U.S. brokerage firms.

   Growth estimates were downgraded for many European countries, especially for Germany which is a significant driver of the Continental economies. In some cases, the decline in country stock markets in local currency was mitigated by the significant drop in the dollar versus the Euro and other European currencies, and some markets faired better than the U.S. equity market.

   The Japanese stock market was weak in the face of an unstable banking system and an economy showing almost no growth. Investors were especially concerned that identifying and providing for large amounts of bad loans in the Japanese banking system might create the need for many banks to stop subsidizing domestic companies that are fundamentally bankrupt. The relative depreciation of the dollar, however, softened the impact of the Japanese market's retreat for U.S. investors.

   The performance of Emerging Markets were quite varied. Fiscal and political instability caused the currencies in Brazil, Argentina and Mexico to under-perform the U.S. dollar which led to negative performance in these markets. On the other hand, good corporate results and improving confidence in the financial management of other Emerging Market countries created some investment bright spots. For example, Hungary, India, Russia and Thailand all recorded positive gains in U.S. dollar terms in 2002.

Fund performance for the year ended December 31, 2002

   The International Value Fund's (the "Fund's") total return for 2002 was -12.46% versus the MSCI ACWI Ex U.S. Index (the "INDEX") return of -14.67%. During 2002, both stock selection and the Fund's regional and sector allocation had a positive impact on performance. The Fund's performance was negatively impacted by an overweight position in Europe Ex-U.K.; although good stock picking helped to mitigate the fact that this was the worst performing region in 2002. Several French positions with poor performance; including companies in the industrial, food and energy sectors; were liquidated. The poor performance of these stocks was mitigated by the positive performance of an Italian energy company, a Swiss incumbent telecommunications company and a Dutch chemical producer.

   Good stock selection assisted relative performance in the U.K. Among those U.K. stocks which did well were: a food manufacturer, a retail pharmacy group, a diversified retailer and one of the world's largest telecommunications companies.

   The Fund's overweight position in Emerging Markets and stock selection in that region had the greatest positive impact on the Fund's relative performance. Stocks which did particularly well included: a Latin American bottling company, an Israeli generic pharmaceutical producer, a Chinese automobile manufacturer and a Brazilian iron ore producer.

Market Outlook

   We believe the Fund is well positioned to capitalize on relative pockets of strength in various regions and sectors. We expect that the Fund will remain under-weight in Japan, where stocks are likely to suffer as the country struggles with its fiscal and economic difficulties. Although the Fund holds some domestically oriented Japanese stocks that we believe have significant advantages in the niches in which they operate, much of the Fund's exposure to the yen is with companies domiciled in Japan that are among the global leaders within their industry.

   We expect the Fund will remain overweight in Emerging Markets, especially in Korea and Mexico which are enjoying improved confidence in their economic and investment environment. The Fund is also overweight Europe ex-U.K., where stocks in many sectors are trading at significant discounts to their U.S. peers and which might benefit from a potential cut in interest rates. Also the Fund's exposure to Europe Ex-U.K. could benefit from the continued weakness of the U.S. dollar versus the euro. In the U.K., the Fund remains underweight as we are still experiencing difficulty finding value in many of the larger components of the market.

   Following a broad-based compression in the price to earnings and price to cash flow ratios, no industry sector appears clearly over- or under-valued. We believe therefore that our investment strategy of buying fundamentally undervalued stocks should be particularly effective in the current market environment.

   Thank you for your continued investment in the International Value Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to continuing to serve you utilizing our disciplined, fundamental, value-oriented investment approach.

                                          For the International Value Fund Team
                                          Lauretta A. ("Retz") Reeves, CFA
                                          Managing Director
                                          Hansberger Global Investors, Inc.

                                     [CHART]

                 Change in value of a $10,000 Investment in the
           Hansberger International Value Fund vs. MSCI ACWIxUS Index
                                 1/1/97-12/31/02

         Hansberger International
                Value Fund            MSCI ACWIxUS Index
         ------------------------     ------------------
12/1996           $10,000                  $10,000
 6/1997            11,087                   11,270
12/1997             9,854                   10,204
 6/1998            10,065                   11,426
12/1998             9,170                   11,680
 6/1999            11,041                   12,515
12/1999            11,853                   15,289
 6/2000            11,234                   14,780
12/2000            10,609                   12,983
 6/2001             9,560                   11,262
12/2001             8,974                   10,452
 6/2002             9,278                   10,342
12/2002             7,855                    8,919


-----------------------------------------------------------------
                           Average Annual Total Return
-----------------------------------------------------------------
                        Hansberger International   MSCI ACWIxUS
Time Period             Value Fund                 Index
-----------------------------------------------------------------
One Year                       (12.46)%                (14.67)%
Three Year                     (12.82)%                (16.44)%
Five Year                       (4.43)%                 (2.66)%
Since Inception (12/30/96)      (3.94)%                 (1.89)%
-----------------------------------------------------------------




The above graph compares the Fund's performance with the MSCI All Country World Index ("ACWIxUS") Free Ex U.S., a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. Dividends in the index are reinvested gross of withholding taxes. The index is float weighted. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the year ended December 31, 2002

   Emerging markets once again outperformed the developed markets of the world in 2002. Published year-end statistical reports indicate this is the first time in 61 years that global equity markets have seen three consecutive years of negative performance. This impacted investor sentiment across the globe. Though most emerging market indices finished the year in negative territory, the asset class seemed to weather the myriad of factors that affected world markets. On one hand, the global economy showed serious deterioration, as rising unemployment numbers in the U.S., continued sluggishness in Germany (the single largest economy within the Euro zone) and more inertia in Japan indicated. Investors withdrew from equities, irrespective of traditional valuation metrics, as corporate scandals, accounting irregularities, uncertainty on the geo-political front, and concerns about rapidly rising oil prices shook their confidence.

   The biggest Asian story in 2002, again, was China and its impact on its neighbors. Since its ascension into the WTO, companies around the region have been stepping up investments in China. In particular, Taiwan's manufacturing sector has been relocating to Mainland China at an increasing rate due to a lower cost structure and because China is one of the few major growth markets in the world. It is quite conceivable that China's economy has settled into an annual growth rate of between 7-8% and that the traditional engine for economic growth, the export sector, will also be accompanied by a burgeoning domestic consumption sector. One of the more impressive statistics is the strong demand for the automobile given that China has one of the lowest penetrations in automobiles per capita in the world, below 0.50%. Furthermore, China is now the largest wireless market in the world in terms of subscribers. In addition, the restructuring of the Chinese state-owned enterprises has increased competition for many traditional heavy industries based in Taiwan and Korea. These two countries are also transitioning their economies to be more knowledge-based and service-oriented and as a result, world-class technology companies have emerged in both of them. Both governments have taken steps to revamp their banking sectors to better withstand shocks to the financial systems and support more stable growth and burgeoning domestic demand. The long-term challenges to the Southeast Asian economies will be profound given that their competitive advantage in having weaker currencies post the Asian financial crisis has proven to be relatively short-lived.

   The Europe, Middle East and Africa (EMEA) region outperformed all emerging regions in 2002. The best performing markets in this region were Hungary and the Czech Republic. These two countries were voted at the end of 2002, along with eight other eastern European countries, for entry into the EU zone in 2004 by the EU members. Poland, the third leading candidate, still has some internal structural problems, in particular employment in the agricultural sector, mining and shipbuilding. These industries still require large state financial assistance. Russia on the other hand lost momentum, but still finished the year with positive performance. The markets, in our view, have priced in all of the good macro news such as the stable political environment, the improving corporate governance and higher oil prices. Turkey and Israel significantly underperformed the region. Ongoing political tensions in Israel along with the worst economic year in the past 50 years made investors turn away from this market. Turkey is slowly recovering from the crisis of 2001, but still faces uncertainty, such as the early parliamentary elections, the potential for war in Iraq and constant pressure from the IMF to meet its interest payments on government debt, which was approximately 100% of GDP. The country, which elected a one-party parliament, fulfilled most of the requirements of the IMF for the disbursement of new loans and successfully completed a much needed banking reform. However, its closeness to Iraq, and the political risk of the newly elected populist Muslim-based ruling party continue to make Turkey a difficult place to invest.

   Latin markets were dominated by Brazil in 2002. The region was the worst performing of all three emerging regions, as Brazil, Argentina and Mexico had negative performances. Only Colombia and Peru posted positive returns during the year. Political uncertainty in Brazil ahead of its October election, caused significant market weakness during the first three months of the year. The successful and undisputed election of the Workers Party candidate, Mr. Lula, as well as his initial comments, deemed as positive by the markets, sparked a late year rally that allowed Brazil to recover from the early losses. Argentina's political and economic crisis is slowly improving, but this market was, once again, the worst performing market in the region. Not even Venezuela, which saw its President, Mr. Chavez briefly ousted by a popular movement, performed worse than Argentina. Mexico, which continues to be driven primarily by the U.S. economy, showed significant stability and resilience in a very poor environment, a welcome change from previous periods of crisis.

Fund performance during the year ended December 31, 2002

   The Fund's performance for the year was -1.46%, outperforming the MSCI Emerging Markets Free Index, which returned -6.00%. This performance was, once again, the result of positive returns from the Fund's Asian holdings, which outperformed the benchmark and a clear outperformance over the index in the Latin American region, although its return was negative. From a sector perspective, only four out of ten economic sectors posted positive performances, in 2002, and two sectors, utilities and information technology, posted double digit declines. The Fund's holdings outperformed the benchmark index in five of the ten sectors, with notable out-performances in the financial sector, the fund's largest weight, and in the health care sector, the fund's largest overweight versus the benchmark.

   Continued low turnover in 2002 resulted in sector weights that are somewhat similar to the weights seen the previous year. The most notable underweight continues to be the information technology sector, where value opportunities are not abundant. The Fund is also underweight in the consumer sector, although this underweight position is closer to the benchmark than in previous years. The overweight positions on the other hand, continue in the financial sector, the telecommunications sector, the health care sector and the industrial sector, where the Fund, in our view, ideally positioned for a rebound in global economic activity.

Market Outlook

   As we said last year, we believe emerging markets are in a period of sustained out-performance over the developed world and 2003 looks to continue this out-performance. Positive trends, both from the top down as well as at the company level, suggest companies in emerging countries should have a better outlook than their global peers in the upcoming months. In addition, valuations continue to favor companies in this asset class, as they continue to trade at important discounts from their global peers.

   Though emerging countries need the global economy to perform well in order for them to thrive, improving conditions in Asia are delivering stronger domestic consumption indicators. This fact, coupled with continuously improving macro conditions, create, in our belief, an attractive background for good performance in this area. The big uncertainty in 2003 will be the escalating tension between the U.S. and Iraq, and the potential for war. Depending on the different scenarios for an outcome to this tense situation, investors will change their perceptions of risk. Investor risk aversion appears to be decreasing and this should be beneficial for emerging markets in 2003. It is not very often that investors can buy into an asset class that offers good returns and declining volatility, and this may be the case for emerging markets in 2003.

                                          For the Emerging Markets Fund Team
                                          Francisco J. Alzuru, CFA
                                          Managing Director of Latin America
                                          Hansberger Global Investors, Inc.

                                     [CHART]

                     Change in value of a $10,000 Investment
  in the Hansberger Emerging Markets Fund vs. MSCI Everging Markets Free Index
                                 1/1/97-12/31/02


                      Hansberger Emerging          MSCI Emerging
                          Markets Fund           Markets Free Index
                      -------------------        ------------------
12/1996                      $10,000                 $10,000
 6/1997                       11,215                  11,775
12/1997                        8,489                   8,841
 6/1998                        6,671                   7,173
12/1998                        5,924                   6,601
 6/1999                        8,632                   9,233
12/1999                        9,825                  10,985
 6/2000                        8,792                  10,107
12/2000                        6,995                   7,622
 6/2001                        7,005                   7,497
12/2001                        7,039                   7,442
 6/2002                        7,536                   7,595
12/2002                        6,936                   6,995

----------------------------------------------------------------
                           Average Annual Total Return
----------------------------------------------------------------
                      Hansberger Emerging  MSCI Emerging Markets
Time Period           Markets Fund         Free Index
----------------------------------------------------------------
One Year                    (1.46)%               (6.00)%
Three Year                 (10.96)%              (13.96)%
Five Year                   (3.96)%               (4.58)%
Since Inception (12/30/96)  (5.91)%               (5.78)%
----------------------------------------------------------------


The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity securities in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The index is float weighted. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

  International Value Fund

  Portfolio of Investments
  December 31, 2002


                                                                  Value
  Shares                                                        (Note A1)
---------------------------------------------------------------------------
           Common Stock - 96.1%
           Australia - 1.1%
 1,226,966   Mayne Group, Ltd................................ $   2,252,353
                                                              -------------
           Brazil - 1.6%
   118,000   Companhia Vale do Rio Doce S.A. ADR.............     3,245,000
                                                              -------------
           China - 2.2%
10,920,000   China Petroleum & Chemical Corp., Class H.......     1,834,376
 8,126,000   Denway Motors Ltd...............................     2,735,273
                                                              -------------
                                                                  4,569,649
                                                              -------------
           Finland - 1.9%
   119,280   TietoEnator Oyj.................................     1,627,234
    75,000   UPM-Kymmene Oyj.................................     2,408,361
                                                              -------------
                                                                  4,035,595
                                                              -------------
           France - 10.6%
   151,926   Axa.............................................     2,039,115
   164,933   European Aeronautic Defence & Space Co..........     1,704,837
    22,296   Groupe Danone...................................     2,999,535
    23,000   Lafarge S.A.....................................     1,732,971
    51,173   Pechiney S.A., Class A..........................     1,795,751
    67,438   Schneider Electric S.A..........................     3,190,979
    29,900   Societe Generale, Class A.......................     1,741,418
   100,000   Suez S.A........................................     1,735,699
    34,134   TotalFinaElf S.A................................     4,875,109
                                                              -------------
                                                                 21,815,414
                                                              -------------
           Germany - 8.0%
    36,600   Adidas-Salomon AG...............................     3,160,967
    68,400   BASF AG.........................................     2,589,772
    40,300   Deutsche Bank AG................................     1,856,558
    77,100   E. on AG........................................     3,110,926
    94,800   Linde AG........................................     3,481,893
    89,000   Volkswagen AG PFD...............................     2,334,904
                                                              -------------
                                                                 16,535,020
                                                              -------------
           Greece - 1.1%
   211,000   Hellenic Telecommunications Organization S.A....     2,324,935
                                                              -------------

                                                                  Value
  Shares                                                        (Note A1)
---------------------------------------------------------------------------
           Hong Kong - 4.8%
   385,927   HSBC Holdings plc............................... $   4,218,850
   523,500   Hutchison Whampoa Ltd...........................     3,275,903
   735,000   Wing Hang Bank Ltd..............................     2,351,540
                                                              -------------
                                                                  9,846,293
                                                              -------------
           Italy - 3.4%
   259,500   ENI S.p.A.......................................     4,125,618
   433,000   Saipem S.p.A....................................     2,894,452
                                                              -------------
                                                                  7,020,070
                                                              -------------
           Japan - 14.2%
   117,000   Daiichi Pharmaceutical Co., Ltd.................     1,679,034
   132,000   Kao Corp........................................     2,897,615
    76,100   Lawson, Inc.....................................     1,834,044
    33,700   Mabuchi Motor Co., Ltd..........................     3,101,070
 1,394,000   Mazda Motor Corp................................     2,584,310
   444,000   NEC Corp........................................     1,661,212
   156,000   Omron Corp......................................     2,300,497
    46,700   Promise Co., Ltd................................     1,664,625
    18,400   Rohm Co., Ltd...................................     2,342,833
    78,000   Sony Corp.......................................     3,260,133
   457,000   Sumitomo Trust & Banking Co., Ltd...............     1,852,339
    50,000   Takeda Chemical Industries, Ltd.................     2,089,829
    50,300   TDK Corp........................................     2,026,072
                                                              -------------
                                                                 29,293,613
                                                              -------------
           Korea - 2.8%
    62,734   Kookmin Bank....................................     2,221,515
    17,700   POSCO...........................................     1,760,971
     7,000   Samsung Electronics Co..........................     1,853,210
                                                              -------------
                                                                  5,835,696
                                                              -------------
           Luxembourg - 1.7%
   284,492   Arcelor (a).....................................     3,498,941
                                                              -------------
           Mexico - 2.1%
    84,720   Cemex S.A. de C.V. ADR..........................     1,822,327
    80,000   Telefonos de Mexico S.A., Class L ADR...........     2,558,400
                                                              -------------
                                                                  4,380,727
                                                              -------------
           Netherlands - 3.2%
    84,900   DSM N.V.........................................     3,864,882
   158,091   ING Groep N.V...................................     2,677,625
                                                              -------------
                                                                  6,542,507
                                                              -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2002


                                                                   Value
  Shares                                                         (Note A1)
----------------------------------------------------------------------------
           Singapore - 3.1%
   515,000   DBS Group Holdings Ltd........................... $   3,266,071
   525,000   Singapore Airlines Ltd...........................     3,087,345
                                                               -------------
                                                                   6,353,416
                                                               -------------
           Spain - 1.8%
   411,342   Telefonica S.A. (a)..............................     3,682,062
                                                               -------------
           Sweden - 3.3%
   107,600   Atlas Copco AB...................................     1,907,911
   179,900   Electrolux AB....................................     2,838,907
   130,000   Volvo AB.........................................     2,118,600
                                                               -------------
                                                                   6,865,418
                                                               -------------
           Switzerland - 7.0%
    16,194   Nestle S.A.......................................     3,431,577
    91,600   Novartis AG, (Registered)........................     3,342,171
    47,974   Roche Holding AG.................................     3,342,949
    15,108   Swisscom AG......................................     4,376,043
                                                               -------------
                                                                  14,492,740
                                                               -------------
           Taiwan - 0.8%
 1,434,580   Taiwan Semiconductor Manufacturing Co., Ltd. (a).     1,757,639
                                                               -------------
           Thailand - 1.0%
 2,500,000   Advanced Info Service Public Co., Ltd............     2,073,666
                                                               -------------
           United Kingdom - 20.4%
   378,993   Amersham plc.....................................     3,392,364
   311,300   Amvescap plc.....................................     1,994,613
   313,390   Barclays Bank, plc...............................     1,942,417
   338,838   Boots Co., plc...................................     3,196,585
   317,515   Compass Group plc................................     1,686,843
   116,734   GlaxoSmithKline plc..............................     2,240,114

                                                                   Value
  Shares                                                         (Note A1)
-----------------------------------------------------------------------------
            United Kingdom (continued)
    382,025   Great Universal Stores plc...................... $   3,548,658
  1,400,000   Kingfisher plc..................................     5,014,811
    309,137   Lloyds TSB Group plc............................     2,219,639
  1,423,478   Rolls-Royce plc.................................     2,452,060
     88,600   Royal Bank of Scotland Group plc................     2,122,429
  1,592,764   Signet Group plc................................     1,743,640
    329,535   Standard Chartered plc..........................     3,745,439
    352,736   Unilever plc....................................     3,356,092
  1,901,460   Vodafone Group plc..............................     3,466,745
                                                               -------------
                                                                  42,122,449
                                                               -------------
            Total -- Common Stocks
              (Cost $220,350,157).............................   198,543,203
                                                               -------------

   Face
  Amount
------------
            U.S. Government Obligation - 4.0%
            U.S. Treasury Bill - 4.0%
$ 8,315,000   3/20/03, 1.12% (Cost $8,294,329)................     8,294,545
                                                               -------------
            TOTAL INVESTMENTS -- 100.1%
              (Cost $228,644,486).............................   206,837,748
            Other Assets and Liabilities (Net) -- (0.1)%......      (140,733)
                                                               -------------
            NET ASSETS -- 100%................................ $ 206,697,015
                                                               =============

(a)Non-income producing securities.
ADRAmerican Depositary Receipt
PFDPreferred

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2002



                            Sector Diversification

                                                    % of
                                                    Net      Market
                                                   Assets    Value
-----------------------------------------------------------------------
Financials                                          17.4  $ 35,914,192
Consumer Discretionary                              14.0    28,908,445
Industrials                                         11.4    23,520,024
Materials                                           11.0    22,718,978
Telecommunication Services                           8.9    18,481,850
Health Care                                          8.9    18,338,815
Consumer Staples                                     8.6    17,715,448
Information Technology                               7.0    14,369,270
Energy                                               6.6    13,729,555
Government Obligation                                4.0     8,294,545
Utilities                                            2.3     4,846,626
                                                   -----  ------------
 Total Investments                                 100.1   206,837,748
Other Assets and Liabilities (Net)                  (0.1)     (140,733)
                                                   -----  ------------
 Net Assets                                        100.0  $206,697,015
                                                   =====  ============

The accompanying notes are an integral part of the financial statements.

  Emerging Markets Fund

  Portfolio of Investments
  December 31, 2002


                                                                      Value
  Shares                                                            (Note A1)
-------------------------------------------------------------------------------
               Common Stocks - 95.5%
               Brazil - 5.8%
    221,200      Aracruz Celulose S.A. ADR....................... $   4,105,472
    291,900      Companhia Vale do Rio Doce S.A. ADR.............     8,027,250
    235,958      Empresa Brasileira de Aeronautica S.A. ADR......     3,751,732
    160,300      Petroleo Brasileiro S.A. ADR....................     2,394,882
                                                                  -------------
                                                                     18,279,336
                                                                  -------------
               China - 9.9%
 37,450,000      Aluminum Corp. of China Ltd.....................     5,426,562
 15,470,000      Beijing Datang Power Generation Co., Ltd.,
                  Class H........................................     5,008,944
  2,859,000      China Mobile Ltd................................     6,800,684
 28,500,000      China Petroleum & Chemical Corp.................     4,787,521
 18,028,000      Denway Motors Ltd...............................     6,068,360
 18,584,000      Sinopec Shanghai Petrochemical Co., Ltd.........     2,812,002
                                                                  -------------
                                                                     30,904,073
                                                                  -------------
               Croatia - 1.9%
    415,000      Pliva d.d. GDR (a)(b)...........................     5,955,250
                                                                  -------------
               Czech Republic - 1.0%
    143,799      Komercni Banka A.S. GDR.........................     3,298,749
                                                                  -------------
               Hong Kong - 6.0%
    615,186      HSBC Holdings plc...............................     6,725,047
  1,033,700      Hutchison Whampoa Ltd...........................     6,468,578
  1,741,500      Wing Hang Bank Ltd..............................     5,571,710
                                                                  -------------
                                                                     18,765,335
                                                                  -------------
               Hungary - 4.0%
    110,000      Gedeon Richter Rt...............................     7,266,136
    303,000      Matav Rt. ADR...................................     5,393,400
                                                                  -------------
                                                                     12,659,536
                                                                  -------------

                                                                   Value
  Shares                                                         (Note A1)
----------------------------------------------------------------------------
            India - 5.6%
  1,430,000   Gujarat Ambuja Cements Ltd...................... $   4,871,543
  1,580,000   Hindustan Lever Ltd.............................     5,988,843
  1,478,000   Larsen & Toubro Ltd.............................     6,582,417
                                                               -------------
                                                                  17,442,803
                                                               -------------
            Israel - 2.6%
    394,200   Check Point Software Technologies Ltd. (a)......     5,112,774
     76,400   Teva Pharmaceutical Industries Ltd. ADR.........     2,949,804
                                                               -------------
                                                                   8,062,578
                                                               -------------
            Korea - 16.3%
    223,206   Kookmin Bank ADR (a)............................     7,890,332
    201,900   Korea Electric Power (KEPCO) Corp...............     3,106,678
    193,000   KT Corp.........................................     8,250,158
    119,000   KT Corp. ADR....................................     2,564,450
    212,000   POSCO ADR.......................................     5,242,760
     43,542   Samsung Electronics Co..........................    11,527,497
    105,600   Samsung Fire & Marine Insurance Co., Ltd........     5,769,470
     53,000   Shinsegae Co., Ltd..............................     6,680,578
                                                               -------------
                                                                  51,031,923
                                                               -------------
            Luxembourg - 1.4%
    221,646   Tenaris S.A. (a)................................     4,260,036
                                                               -------------
            Malaysia - 4.0%
  5,245,000   Maxis Communications Bhd. (a)...................     7,453,421
  5,836,500   Road Builder (M) Holdings Bhd...................     5,007,103
                                                               -------------
                                                                  12,460,524
                                                               -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2002

                                                                   Value
  Shares                                                         (Note A1)
----------------------------------------------------------------------------
            Common Stocks (continued)
            Mexico - 7.0%
    296,900   Cemex S.A. de C.V ADR........................... $   6,386,319
  1,873,000   Grupo Financiero Banorte S.A. de C.V............     4,564,363
  4,948,000   Grupo Financiero BBVA Bancomer S.A. de C.V. (a).     3,740,317
  1,200,000   Kimberly-Clark de Mexico S.A. de C.V............     2,752,294
    137,400   Telefonos de Mexico S.A., Class L ADR...........     4,394,052
                                                               -------------
                                                                  21,837,345
                                                               -------------
            Poland - 3.0%
    303,000   Agora S.A. (a)..................................     3,879,753
  1,619,000   Telekomunikacja Polska S.A.GDR (a)(b)...........     5,423,650
                                                               -------------
                                                                   9,303,403
                                                               -------------
            Russia - 8.5%
     79,500   LUKOIL ADR......................................     4,884,544
    235,000   GMK Norilsk Nickel ADR..........................     4,751,747
    140,000   Mobile Telesystems ADR (a)......................     5,199,600
    387,500   Surgutneftegaz ADR..............................     6,155,437
    312,700   Wimm-Bill-Dann Foods OJSC ADR (a)...............     5,612,965
                                                               -------------
                                                                  26,604,293
                                                               -------------
            Singapore - 4.2%
  1,300,480   DBS Group Holdings Ltd..........................     8,247,495
    846,000   Singapore Airlines Ltd..........................     4,975,036
                                                               -------------
                                                                  13,222,531
                                                               -------------
            South Africa - 3.9%
  4,013,000   Old Mutual plc..................................     5,685,234
  1,881,000   Standard Bank Group., Ltd.......................     6,609,423
                                                               -------------
                                                                  12,294,657
                                                               -------------

                                                                     Value
   Shares                                                          (Note A1)
-------------------------------------------------------------------------------
             Taiwan - 7.3%
  12,397,090   Chinatrust Financial Holding Co., Ltd. (a).......  $  10,090,240
   3,773,845   President Chain Store Corp.......................      5,698,213
   3,289,500   Taiwan Semiconductor Manufacturing Co., Ltd. (a).      4,030,276
  12,113,280   Yageo Corp. (a)..................................      3,135,448
                                                                 --------------
                                                                     22,954,177
                                                                 --------------
             Thailand - 3.1%
  11,731,500   Advanced Info Service Public Co., Ltd............      9,730,885
                                                                 --------------
             Total -- Common Stocks
               (Cost $292,467,558)..............................    299,067,434
                                                                 --------------

   No. of
  Warrants
  --------
             Warrants - 0.0%
             Mexico - 0.0%
      10,820   Cemex S.A., expiring 12/21/04 (a) (Cost $18,935).         18,394
                                                                 --------------

    Face
   Amount
   ------
             U.S. Government Obligation - 4.6%
             U.S. Treasury Bill - 4.6%
$ 14,245,000   3/20/03, 1.12% (Cost $14,209,347)................     14,209,957
                                                                 --------------
             TOTAL INVESTMENTS -- 100.1%
               (Cost $306,695,840)..............................    313,295,785
             Other Assets and Liabilities (Net) -- (0.1)%.......      (231,701)
                                                                 --------------
             NET ASSETS -- 100%.................................  $ 313,064,084
                                                                 ==============

(a) Non-income producing securities.
(b) 144A Security - Certain conditions for public sale may exist. At December 31, 2002, the value of these securities was $11,378,900 or 3.63% of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2002

                            Sector Diversification

                                             % of
                                             Net
                                            Assets Market Value
               -------------------------------------------------
               Financials                    21.8  $ 68,192,381
               Telecommunication Services    17.6    55,210,299
               Materials                     13.3    41,642,050
               Industrials                    8.5    26,784,866
               Information Technology         7.6    23,805,995
               Energy                         7.2    22,482,420
               Consumer Staples               6.4    20,052,314
               Consumer Discretionary         5.3    16,628,691
               Health Care                    5.2    16,171,190
               Government Obligation          4.6    14,209,957
               Utilities                      2.6     8,115,622
                                            -----  ------------
                 Total Investments          100.1   313,295,785
               Other Assets and Liabilities
                (Net)                        (0.1)     (231,701)
                                            -----  ------------
                 Net Assets                 100.0  $313,064,084
                                            =====  ============

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  December 31, 2002

                                                             International   Emerging
                                                                 Value       Markets
                                                                 Fund          Fund
                                                             ------------- ------------
ASSETS:
Investments, at Cost -- see accompanying portfolios......... $228,644,486  $306,695,840
Foreign Currency, at Cost...................................           56         2,476
                                                             ------------  ------------
                                                             $228,644,542  $306,698,316
                                                             ============  ============
Investments, at Value (Note A1)............................. $206,837,748  $313,295,785
Foreign Currency, at Value..................................           56         2,476
Cash........................................................        8,734         1,500
Dividends Receivable........................................      148,047       283,511
Foreign Withholding Tax Reclaim Receivable..................      285,936        21,720
Other Assets................................................        7,630        10,975
                                                             ------------  ------------
 Total Assets...............................................  207,288,151   313,615,967
                                                             ------------  ------------
LIABILITIES:
Distributions Payable.......................................      349,191       124,719
Investment Advisory Fees Payable (Note B)...................      121,167       234,595
Administration Fees Payable.................................       27,056        37,816
Custodian Fees Payable......................................       31,687        83,496
Professional Fees Payable...................................       50,443        52,375
Accrued Expenses and Other Liabilities......................       11,592        18,882
                                                             ------------  ------------
 Total Liabilities..........................................      591,136       551,883
                                                             ------------  ------------
Net Assets.................................................. $206,697,015  $313,064,084
                                                             ============  ============
NET ASSETS CONSIST OF:
Paid-in Capital............................................. $279,290,167  $341,874,768
Undistributed/(Overdistributed) Net Investment Income.......      (41,972)       35,493
Accumulated Net Realized Loss...............................  (50,783,744)  (35,449,978)
Unrealized Appreciation (Depreciation) of Investments and
 Foreign Currency Translations..............................  (21,767,436)    6,603,801
                                                             ------------  ------------
Net Assets.................................................. $206,697,015  $313,064,084
                                                             ============  ============
Shares of Beneficial Interest Outstanding (unlimited
 authorization, no par value)...............................   28,046,923    46,014,758
                                                             ============  ============
Net Asset Value Per Share................................... $       7.37  $       6.80
                                                             ============  ============

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Year Ended December 31, 2002

                                                                             Emerging
                                                             International   Markets
                                                              Value Fund       Fund
                                                             ------------- ------------
Investment Income:
Dividends................................................... $  5,284,035  $  5,867,223
Interest....................................................      100,257       135,622
 Less: Foreign Taxes Withheld...............................     (434,813)     (298,611)
                                                             ------------  ------------
 Total Income...............................................    4,949,479     5,704,234
                                                             ------------  ------------
Expenses:
Investment Advisory Fees (Note B):
 Basic Fees.................................................    1,608,691     2,926,576
 Less: Fees Waived..........................................      (91,917)     (266,478)
                                                             ------------  ------------
Investment Advisory Fees -- Net.............................    1,516,774     2,660,098
Administration Fees.........................................      267,163       362,733
Custodian Fees..............................................      207,681       475,368
Professional Fees...........................................       69,820        71,794
Registration and Filing Fees................................       16,657        24,779
Shareholder Reports.........................................        5,380         9,123
Trustees' Fees and Expenses (Note E)........................       15,407        18,473
Miscellaneous Expenses......................................       33,550        40,304
                                                             ------------  ------------
Net Expenses................................................    2,132,432     3,662,672
                                                             ------------  ------------
Net Investment Income.......................................    2,817,047     2,041,562
                                                             ------------  ------------
Net Realized Loss:
Security Transactions.......................................  (19,897,621)  (12,479,111)
Foreign Currency Transactions...............................     (174,227)     (327,076)
                                                             ------------  ------------
Net Realized Loss...........................................  (20,071,848)  (12,806,187)
                                                             ------------  ------------
Net Unrealized Appreciation (Depreciation) on:
Investments.................................................  (11,483,061)     (666,297)
Foreign Currency Translations...............................           --        45,990
Translation of Other Assets and Liabilities Denominated in
 Foreign Currency...........................................       54,179         3,621
                                                             ------------  ------------
 Net Unrealized Appreciation (Depreciation) during the
   period...................................................  (11,428,882)     (616,686)
                                                             ------------  ------------
Net Realized Gain (Loss) and Unrealized Appreciation
 (Depreciation).............................................  (31,500,730)  (13,422,873)
                                                             ------------  ------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations................................................. $(28,683,683) $(11,381,311)
                                                             ============  ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                                 International Value Fund
                                                                                            ----------------------------------
                                                                                               Year Ended        Year Ended
                                                                                            December 31, 2002 December 31, 2001
                                                                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................................   $  2,817,047      $  2,909,077
Net Realized Loss..........................................................................    (20,071,848)      (25,106,610)
Net Unrealized Depreciation................................................................    (11,428,882)      (16,679,610)
                                                                                              ------------      ------------
Net Decrease in Net Assets Resulting from Operations.......................................    (28,683,683)      (38,877,143)
                                                                                              ------------      ------------
Distributions:
Net Investment Income......................................................................     (3,461,539)       (1,967,465)
                                                                                              ------------      ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................................     28,224,386        43,533,131
Net Asset Value on Reinvestment of Distributions...........................................      2,992,965         1,623,072
Cost of Shares Redeemed....................................................................     (9,478,657)      (35,033,088)
Transaction Fees...........................................................................         38,496           201,915
                                                                                              ------------      ------------
Increase in Net Assets from Capital Share Transactions.....................................     21,777,190        10,325,030
                                                                                              ------------      ------------
Net Decrease in Net Assets.................................................................    (10,368,032)      (30,519,578)
Net Assets:
  Beginning of Year........................................................................    217,065,047       247,584,625
                                                                                              ------------      ------------
  End of Year..............................................................................   $206,697,015      $217,065,047
                                                                                              ============      ============
  Undistributed/(Overdistributed) Net Investment Income Included in End of Year Net Assets.   $    (41,972)     $    767,362
                                                                                              ============      ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                    Emerging Markets Fund
                                                             ----------------------------------
                                                                Year Ended        Year Ended
                                                             December 31, 2002 December 31, 2001
                                                             ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.......................................   $  2,041,562      $  3,082,840
Net Realized Loss...........................................    (12,806,187)      (14,665,787)
Net Unrealized Appreciation (Depreciation)..................       (616,686)       12,749,415
                                                               ------------      ------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.................................................    (11,381,311)        1,166,468
                                                               ------------      ------------
Distributions:
Net Investment Income.......................................     (1,791,232)       (2,570,440)
                                                               ------------      ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold...................................     82,959,457        14,302,579
Net Asset Value on Reinvestment of Distributions............      1,647,368         2,272,571
Cost of Shares Redeemed.....................................     (8,637,400)      (14,190,420)
Transaction Fees............................................        110,352           166,538
                                                               ------------      ------------
Increase in Net Assets from Capital Share Transactions......     76,079,777         2,551,268
                                                               ------------      ------------
Net Increase in Net Assets..................................     62,907,234         1,147,296
Net Assets:
 Beginning of Year..........................................    250,156,850       249,009,554
                                                               ------------      ------------
 End of Year................................................   $313,064,084      $250,156,850
                                                               ============      ============
 Undistributed Net Investment Income Included in End of
   Year Net Assets..........................................   $     35,493      $     95,053
                                                               ============      ============

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                         International Value Fund
                                                          ---------------------------------------------------
                                                                         Year Ended December 31,
                                                          ---------------------------------------------------
                                                             2002       2001       2000      1999       1998
                                                          --------   --------   --------   --------  --------
Net Asset Value, Beginning of Year....................... $   8.56   $  10.21   $  11.49   $   8.97  $   9.79
                                                          --------   --------   --------   --------  --------
Income from Investment Operations:
Net Investment Income....................................     0.10       0.12       0.13       0.13      0.14
Net Realized and Unrealized Gain (Loss)..................    (1.16)     (1.69)     (1.34)      2.50     (0.81)
                                                          --------   --------   --------   --------  --------
  Total from Investment Operations.......................    (1.06)     (1.57)     (1.21)      2.63     (0.67)
                                                          --------   --------   --------   --------  --------
Less Distributions from:
Net Investment Income....................................    (0.13)     (0.08)     (0.07)     (0.11)    (0.11)
Capital Gains............................................       --         --         --         --     (0.04)
                                                          --------   --------   --------   --------  --------
  Total Distributions....................................    (0.13)     (0.08)     (0.07)     (0.11)    (0.15)
                                                          --------   --------   --------   --------  --------
Net Asset Value, End of Year............................. $   7.37   $   8.56   $  10.21   $  11.49  $   8.97
                                                          ========   ========   ========   ========  ========
Total Return.............................................   (12.46)%   (15.41)%   (10.58)%    29.35%    (6.96)%
Ratios and Supplemental Data:
Net Assets, End of Period
 (in Thousands).......................................... $206,697   $217,065   $247,585   $366,515  $280,493
Ratio of Expenses to Average Net Assets (1)..............     1.00 %     1.00 %     1.00 %     1.00%     1.00 %
Ratio of Net Investment Income to Average Net Assets (1).     1.32 %     1.24 %     1.07 %     1.31%     1.82 %
Portfolio Turnover Rate..................................       33 %       49 %       71 %       51%       32 %
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............     1.04 %     1.05 %     1.04 %     1.03%     1.10  %
   Ratio of Net Investment Income to Average Net Assets..     1.28 %     1.19 %     1.03 %     1.28%     1.72  %

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period


                                                                         Emerging Markets Fund
                                                          --------------------------------------------------
                                                                        Year Ended December 31,
                                                          --------------------------------------------------
                                                             2002      2001       2000      1999       1998
                                                          --------   --------  --------   --------  --------
Net Asset Value, Beginning of Year....................... $   6.94   $   6.97  $   9.80   $   5.91  $   8.50
                                                          --------   --------  --------   --------  --------
Income from Investment Operations:
Net Investment Income....................................     0.04       0.09      0.02       0.03      0.04
Net Realized and Unrealized Gain (Loss)..................    (0.14)     (0.05)    (2.84)      3.86     (2.61)
                                                          --------   --------  --------   --------  --------
  Total from Investment Operations.......................    (0.10)      0.04     (2.82)      3.89     (2.57)
                                                          --------   --------  --------   --------  --------
Less Distributions from:
Net Investment Income....................................    (0.04)     (0.07)    (0.01)        --     (0.02)
                                                          --------   --------  --------   --------  --------
Net Asset Value, End of Year............................. $   6.80   $   6.94  $   6.97   $   9.80  $   5.91
                                                          ========   ========  ========   ========  ========
Total Return.............................................    (1.46)%     0.62%   (28.80)%    65.82%   (30.20)%
Ratios and Supplemental Data:
Net Assets, End of Period
 (in Thousands).......................................... $313,064   $250,157  $249,010   $350,206  $142,671
Ratio of Expenses to Average Net Assets (1)..............     1.25 %     1.25%     1.25 %     1.25%     1.25 %
Ratio of Net Investment Income to Average Net Assets (1).     0.70 %     1.27%     0.23 %     0.39%     1.08 %
Portfolio Turnover Rate..................................       37 %       25%       70 %       43%       44 %
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............     1.34 %     1.36%     1.33 %     1.36%     1.68 %
   Ratio of Net Investment Income to Average Net Assets..     0.61 %     1.16%     0.15 %     0.28%     0.65 %

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

  December 31, 2002


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 2002, the Trust was comprised of two separate active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

Certain reclassifications were made to prior year amounts to conform to current year presentations.

  1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Occasionally, certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others.

  The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

  2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

  3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

  At December 31, 2002, the Funds had no outstanding forward currency exchange contracts.

  4. Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

  In determining the daily net asset value, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2002, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, and the holding period of such investments and the related tax rates and other such factors. As of December 31, 2002, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

  At December 31, 2002, the International Value Fund had capital loss carryforwards to offset future capital gains of $394,999, $6,131,536, 14,549,347 and $29,658,248, which will expire December 31, 2006, December 31, 2008, December 31, 2009 and December 31, 2010, respectively. The Emerging Markets Fund had capital loss carryforwards to offset future capital gains of $5,560,701, $17,040,768 and $12,670,604, which will expire December 31, 2006,
  December 31, 2009 and December 31, 2010, respectively.

  Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the International Value Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October currency losses of $41,972. The Emerging Markets Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $177,907 and post-October currency losses of $15,056.

  At December 31, 2002, cost, unrealized appreciation, unrealized
  (depreciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund were:

                                                                Net Unrealized
                                     Unrealized    Unrealized    Appreciation
  Fund                     Cost     Appreciation (Depreciation) (Depreciation)
  ----                 ------------ ------------ -------------- --------------
  International
   Value Fund......... $228,694,099 $13,967,350   $(35,823,701)  $(21,856,351)
  Emerging Markets
   Fund...............  306,695,840  33,344,172    (26,744,227)     6,599,945

  5. Distribution of Income and Gains: Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment for post-October 31 losses and foreign currency transaction losses which are not recognized for tax purposes until the first day of the following fiscal year. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

  The tax character of distributions paid during 2002 and 2001 was as follows:

                                        2002 Distributions 2001 Distributions
                                            Paid From          Paid From
  Fund:                                  Ordinary Income    Ordinary Income
  -----                                 ------------------ ------------------
  International Value..................     $3,461,539         $1,967,465
  Emerging Markets.....................     $1,791,232         $2,570,440

  Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
  (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period. At December 31, 2002, the International Value Fund reclassified $164,842 and $9,385 from undistributed net investment income (loss) and paid in capital, respectively, to accumulated net realized loss. The Emerging Markets Fund reclassified $309,890 and $2,846 from undistributed net investment income and paid in capital, respectively, to accumulated net realized loss. These reclassifications have no impact on the Fund's financial statements and are designed to present each Fund's capital accounts on a tax basis.

  As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                Undistributed
  Fund:                                                        Ordinary Income
  -----                                                        ---------------
  International Value.........................................     $     0
  Emerging Markets............................................      50,548

  6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser"), a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Value Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (the "Administrator"), a subsidiary of J.P. Morgan Chase & Co., provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Fund.

D. Custodian: JPMorgan Chase Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or interested person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees.

Expenses for the period ended December 31, 2002, include legal fees paid to Morgan, Lewis & Bockius LLP. A former partner of that firm until January 2002, continues to be a Trustee to the Trust.

F. Purchases and Sales: For the period ended December 31, 2002, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

 Fund                                                  Purchases      Sales
 ----                                                 ------------ ------------
 International Value Fund............................ $ 85,533,225 $ 69,352,456
 Emerging Markets Fund...............................  172,543,490  104,036,236

There were no purchases or sales of long-term U.S. Government securities during the period ended December 31, 2002.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                                     International
                                      Value Fund         Emerging Markets Fund
                                ----------------------  ----------------------
                                   Year        Year        Year        Year
                                  Ended       Ended       Ended       Ended
                                 12/31/02    12/31/01    12/31/02    12/31/01
                                ----------  ----------  ----------  ----------
 Shares sold...................  3,440,831   5,472,596  10,960,310   2,109,610
 Shares issued on Reinvestment
  of Distributions.............    392,371     230,557     238,260     344,740
 Shares repurchased............ (1,133,400) (4,597,401) (1,236,624) (2,145,937)
                                ----------  ----------  ----------  ----------
 Increase......................  2,699,802   1,105,752   9,961,946     308,413
 Fund shares:
 Beginning of the Period....... 25,347,121  24,241,369  36,052,812  35,744,399
                                ----------  ----------  ----------  ----------
 End of the Period............. 28,046,923  25,347,121  46,014,758  36,052,812
                                ==========  ==========  ==========  ==========

Shareholders entering after April 1, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 3, 2002, the purchase fee in connection with the International Value Fund and the Emerging Markets Fund has been discontinued. The redemption fee for the International Value Fund and the Emerging Markets Fund remains in place.

Other: As of December 31, 2002, the Funds had shareholders that held greater than 10% of outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of shareholders and aggregate percentage of shares held by such owners was as follows:

                                                       Number of    Percentage
 Fund                                                 Shareholders of Ownership
 ----                                                 ------------ ------------
 International Value Fund............................      3           46.9%
 Emerging Markets Fund...............................      2           53.8

  Report of Independent Accountants

To the Trustees and Shareholders of Hansberger Institutional Series:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund and Emerging Markets Fund (each a series of Hansberger Institutional Series) (the "Funds") at December 31, 2002, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of December 31, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated February 1, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

  Federal Income Tax Information (Unaudited)

   For the year ended December 31, 2002, the Funds expect to pass through to shareholders foreign tax credits of approximately $434,812 and $344,748 for the International Value Fund and the Emerging Markets Fund, respectively. For the year ended December 31, 2002, net income derived from sources within foreign countries amounted to $5,284,034 and $5,913,360 for the International Value Fund and the Emerging Markets Fund, respectively. In addition, for the year ended December 31, 2002, the percentage of income earned from U.S. Treasury Obligations was 1.64% and 2.68% for the International Value Fund and the Emerging Markets Fund, respectively.

  Trustees and Officers of the Trust

                                             Offices with                  Principal Occupation
Name and Address                              the Trust                 during the Past Five Years
----------------                         --------------------- --------------------------------------------

THOMAS L. HANSBERGER* (69).............. President and Trustee Director, Chief Executive Officer,
515 East Las Olas Blvd.                                        President, Chief Investment Officer and
Fort Lauderdale, FL                                            Treasurer, Hansberger Global Investors,
                                                               Inc., 1994 to present; Director, Chief
                                                               Executive Officer, President and
                                                               Treasurer, Hansberger Group, Inc., 1999
                                                               to present; President and Chief Executive
                                                               Officer, Templeton Worldwide, 1992 to
                                                               1993; President, Director and Chief
                                                               Executive Officer, Templeton, Galbraith &
                                                               Hansberger Ltd., 1985 to 1992.

KATHRYN B. MCGRATH, ESQ.* (58).......... Trustee               Partner, Crowell & Moring LLP, 2002 to
1001 Pennsylvania Ave., N.W.                                   present, Morgan, Lewis & Bockius LLP,
Washington, DC                                                 1990 to 2002.

STUART B. ROSS (65)..................... Trustee               Retired; Executive Vice President, Xerox
100 First Stamford Place                                       Corporation, 1990 to 1999; Chief
Stamford, CT                                                   Executive Officer, Xerox Financial
                                                               Services, Inc., 1990 to 1999.

WILLIAM F. WATERS, ESQ. (70)............ Trustee               Retired; former Senior Vice President,
640 Hollow Tree Ridge Road                                     Merrill Lynch, & Co., Inc. 1957 to 1996.
Darien, CT                                                     CEO of Merrill Lynch's International Private
                                                               Banking Group 1984 to 1996.

EDWARD M. TIGHE (60).................... Trustee               Chief Executive Officer, Asgard Group,
608 NE 13th Ave.                                               2002 to present; CEO, JBE Technology
Ft. Lauderdale, FL                                             Group, 2001 to present; Global Fund
                                                               Services, 1993 to 2000; Chief Executive
                                                               Officer, President, Citco Technology
                                                               Management, 1992 to 2000.

J. CHRISTOPHER JACKSON, ESQ. (51)....... Vice President        Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                        Inc., 1999 to present; Senior Vice
Fort Lauderdale, FL                                            President, General Counsel and Assistant
                                                               Secretary Hansberger Global Investors, Inc.
                                                               1996 to present; Senior Vice President,
                                                               General Counsel and Assistant Secretary of
                                                               Hansberger Group, Inc., 1999 to present;
                                                               Vice President, Global Decisions Group,
                                                               LLC, 1998 to present; General Counsel and
                                                               Secretary MCM Group, Inc. and McCarthy,
                                                               Crisanti & Maffei, Inc., 1996 to 2001;
                                                               Trustee, Hansberger Institutional Series,
                                                               1996 to 2001; Vice President, Associate
                                                               General Counsel and Assistant Secretary,
                                                               Van Kampen American Capital, Inc. 1986
                                                               to 1996.

                                            Offices with                Principal Occupation
Name and Address                             the Trust               during the Past Five Years
----------------                         ------------------- -------------------------------------------

WESLEY E. FREEMAN (52).................. Vice President      Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                      Inc., 2000 to present; Managing Director of
Fort Lauderdale, FL                                          Institutional Marketing, Hansberger Global
                                                             Investors, Inc. 1996 to present; Executive
                                                             Vice President for Institutional Business
                                                             Development, Templeton Worldwide,
                                                             1989 to 1996.

PETER BRAUN (62)........................ Vice President      Senior Vice President--Institutional
515 East Las Olas Blvd.                                      Marketing, Hansberger Global Investors,
Fort Lauderdale, FL                                          Inc., 2000 to present; Director of
                                                             Institutional Sales and Marketing,
                                                             Santander Global Advisers, 1998 to 2000;
                                                             Principal, State Street Global Advisors,
                                                             1985 to 1998.

THOMAS A. CHRISTENSEN, Jr. (32)......... Treasurer           CFO, 1998 to present; Vice President and
515 East Las Olas Blvd.                                      Controller, Hansberger Global Investors,
Fort Lauderdale, FL                                          Inc. 1996 to 1998; CFO of Hansberger
                                                             Group, Inc. from 1999 to present.
                                                             Accountant, Arthur Andersen LLP, 1993 to
                                                             1996.

KIMBERLEY SCOTT (40).................... Secretary           Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                      Inc. 1999 to present; Senior Vice
Fort Lauderdale, FL                                          President, Chief Administrative Officer,
                                                             Chief Compliance Officer and Assistant
                                                             Treasurer, Hansberger Global Investors,
                                                             Inc. 1994 to present; Senior Vice
                                                             President, Chief Administrative Officer,
                                                             Chief Compliance Officer and Assistant
                                                             Treasurer, Hansberger Group, Inc., 1999
                                                             to present; Senior Vice President,
                                                             Executive Assistant and Portfolio
                                                             Supervisor, Templeton Worldwide, 1992
                                                             to 1994.

HELEN A. ROBICHAUD, ESQ. (50)........... Assistant Secretary Vice President and Associate General
73 Tremont Street                                            Counsel, J.P. Morgan Investor Services
Boston, MA                                                   Co., 1994 to present.

ELLEN O'BRIEN (45)...................... Assistant Secretary Supervisor, State Regulation of J.P. Morgan
73 Tremont Street                                            Investor Services Co., 1991 to present.
Boston, MA

* Interested trustee.